NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Q3 2025 Financial Results As of September 30, 2025, reported on November 6, 2025 1

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Safe Harbor Statements Certain statements contained in this presentation are "forward-looking statements.“ Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long- term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements made in this press release include, among others, our plan to reignite growth and increase profitability; our belief that our asset-light franchise model, growth opportunity, and long-term valuation are not fully recognized in our current share price; and our belief that the extension of the stock repurchase program underscores our commitment to disciplined capital allocation that delivers value for our stockholders. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage and an increase in operating expenses due to measures we may need to take to address such shortage; inflation, which has increased our costs and which could otherwise negatively impact our business; our failure to profitably operate company-owned or managed clinics; our failure to refranchise as planned; short-selling strategies and negative opinions posted on the internet, which could drive down the market price of our common stock and result in class action lawsuits; our failure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidence; and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 14, 2025 and subsequently filed current and quarterly reports. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Accounting Adjustments Related to the Consolidation of the Operations of the PCs In those states which require a licensed Doctor of Chiropractic to own the entity that offers chiropractic services, the Company enters into a management agreement with a professional corporation (PC) licensed in that state to provide chiropractic services. To increase transparency into operating results and to align with accounting rules, the Company will now consolidate the full operations of the PC. This will result in increases to our revenue and G&A expenses by an identical amount and would have no impact on our bottom line except in instances when the PC has sold treatment packages and wellness plans. Revenue from these packages and plans will now be deferred and will be recognized when patients use their visits. The Company has previously consolidated its clinic operations in Non-PC states such as Arizona and New Mexico, and the deferred revenue around packages and plans in those states was already reflected in its financial statements. Therefore, these adjustments are isolated to the managed clinics in PC states. These adjustments will have no impact on cash flow. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. 2

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 3

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. OUR MISSION 4 is to improve quality of life through routine and affordable chiropractic care. OUR VISION is to build America’s most accessible health and wellness company.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Focused on Becoming a Pure Play Franchisor • Potential buyers identified for remaining corporate clinics • Actively engaged in negotiations for the balance of the corporate portfolio 5

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Drive New Patient Acquisition 6 • Shift to Pain: Focusing the top of the funnel messaging on pain relief, while continuing to support patients’ wellness journey • Increase National Marketing: Reallocating portion of local spend to national media • Solve for Shift in Search Behaviors: Strengthening digital, SEO/AI-search & microsite content

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Debbie Gonzalez Chief Marketing Officer 7

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Growing System-wide Sales 8 • Launched 3 pricing pilots to inform enterprise-wide price increase in Q1 2026 • Kickstart plans started in July 2025 • ~25% of new patients buying packages

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Elevating the Patient Experience 9 • Launched mobile app in July • Adoption by 18% of new patients • ~178k downloads • New release in August • Visit balance, plan type, cycle date, at-a-glance history, treatment plan and progress report look up • Records download • Patient experience survey

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Scott Bowman Chief Financial Officer 10

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 11 36% Q3 2025 consolidated Adj. EBITDA increase over Q3 2024 (1.5)% Q3 2025 system-wide sales1 (2.0)% Q3 2025 comp sales2 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed. Operating Metrics

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 12 26 82 175 242 265 309 352 394 453 515 610 712 800 842 884 4 47 61 47 48 60 64 96 126 135 125 78 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3 2025 TOTAL CLINICS OPEN Franchised Company-owned or managed 52% of clinics under Regional Developer management 92% of Portfolio Franchised 370 399 442 513 312 246 579 706 838 935 967 12 962

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 1 Due to rounding, numbers may not add up precisely to the totals. | 2 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. Q3 2025 as of September 30, 2025 $ in M 1 3 mo.s 9/30/25 3 mo.s 9/30/24 Differences Revenue $13.4 $12.7 $0.7 6% Cost of revenues 2.7 2.8 (0.1) (6)% Sales and marketing 2.8 2.5 0.3 13% Depreciation and amortization 0.4 0.3 0.1 29% G&A 7.3 7.5 (0.2) (2)% Operating income (loss) 0.2 (0.5) 0.7 NA Net income (loss) from continuing operations 2 0.3 (0.4) 0.7 NA Net income / (loss) from discontinued operations 2 0.6 (2.8) 3.8 NA Consolidated net income / (loss) 0.9 (3.2) 4.1 NA Adjusted EBITDA from continuing operations 3 1.4 0.3 1.1 438% Adjusted EBITDA from discontinued operations 3 1.9 2.1 (0.2) (13)% Consolidated Adjusted EBITDA 3 3.3 2.4 0.9 36% 13

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 1 Due to rounding, numbers may not add up precisely to the totals. | 2 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. YTD as of September 30, 2025 14 $ in M 1 9 mo.s 9/30/25 9 mo.s 9/30/24 Differences Revenue $39.7 $37.4 $2.3 6% Cost of revenues 8.4 8.3 0.1 1% Sales and marketing 9.8 8.2 1.6 20% Depreciation and amortization 1.2 1.0 0.2 19% G&A 21.9 22.6 (0.7) (3)% Operating income (loss) (1.7) (2.7) 1.0 NA Net income (loss) from continuing operations 2 (1.2) (2.5) 1.3 NA Net income / (loss) from discontinued operations 2 3.1 (3.3) 6.4 NA Consolidated net income / (loss) 1.9 (5.8) 7.7 NA Adjusted EBITDA from continuing operations 3 1.5 0.3 1.2 404% Adjusted EBITDA from discontinued operations 3 7.9 7.8 0.1 1% Consolidated Adjusted EBITDA 3 9.4 8.1 1.3 16%

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Stock repurchase plan: • Purchased 540k shares for $5M August through November • Authorized for up to another $12M of outstanding common stock 1 JPMorgan Chase LOC provides immediate access to $20M through August 2027. Strengthening Balance Sheet $ in Ms 9/30/25 12/31/24 Unrestricted cash $29.7 $25.1 Restricted cash $1.0 $0.9 Available JP Morgan Chase LOC1 $20.0 $20.0 Debt $0.0 $0.0 15

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Revising 2025 Sales Guidance 16 2024 2025 Prior Guidance 2025 Current Guidance $ in M Actual Low High Low High System-wide sales 1 $530.3 $530 $550 $530 $534 Comp sales 2 4% Low-single digits (1)% 0% Consolidated Adjusted EBTIDA $11.4 $10.8 $11.8 $10.8 $11.8 New franchised clinic openings 57 30 35 30 35 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 17

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Net New Clinic Openings Adjusted EBITDA 18 Committed to Driving Success Comp Sales System-wide Sales

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Performance Metrics and Non-GAAP Measures 19 This presentation includes commonly discussed performance metrics. System-wide sales include revenues at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. Comp sales include the revenues from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the company’s underlying operating performance and operating trends. Reconciliation of historical net income/(loss) to EBITDA and Adjusted EBITDA is presented in the table below. The company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The company defines Adjusted EBITDA as EBITDA before acquisition-related expenses (which includes contract termination costs associated with reacquired regional developer rights), net (gain)/loss on disposition or impairment, stock-based compensation expenses, costs related to restatement filings, restructuring costs, and litigation expenses (consisting of legal and related fees for specific proceedings that arise outside of the ordinary course of our business). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the company’s financial statements filed with the SEC. Please refer to the reconciliations of non-GAAP financial measures to their GAAP equivalents located in this presentation. This presentation includes forward- looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss).

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Continuing Operations 20

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Discontinued Operations 21

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Consolidated Operations 22

scott.bowman@thejoint.com Scott Bowman, CFO scott.bowman@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 https://www.facebook.com/thejointchiro https://twitter.com/thejointchiro https://www.youtube.com/thejointcorp https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp sanjiv.razdan@thejoint.com Sanjiv Razdan, President & CEO sanjiv.razdan@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 thejointinvestors@allianceadvisors.com Richard Land, LHA Investor Relations thejointinvestors@allianceadvisors.com Alliance Advisors Investor Relations | 800 Third Ave, 17th Floor | New York, NY 10022| (212) 838-3777 NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 23